                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              LSB BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                 NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS OF
                              LSB BANCSHARES, INC.
                                  ONE LSB PLAZA
                         LEXINGTON, NORTH CAROLINA 27292

To the Shareholders of LSB Bancshares, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of LSB Bancshares, Inc. ("Bancshares"), called under authority of Article 2, Section 2, of the Bylaws of Bancshares, will be held at Bancshares' headquarters, located at One LSB Plaza, 5th Floor, Lexington, North Carolina, 27292, on Wednesday, April 18, 2001 at 10:00 a.m. Shareholders of record at the close of business on March 5, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. Following the Annual Meeting, shareholders of record are cordially invited to a luncheon at the J. Smith Young YMCA, located at 119 West Third Avenue, Lexington, North Carolina 27292, at 12:30 p.m.

         The purposes of the meeting are to consider and act upon the following proposals:

         o        To elect four members of the Board of Directors;

         o To ratify the appointment of Turlington and Company, L.L.P., to conduct the independent audit for 2001;

         o To approve the amendment to the LSB Bancshares, Inc. 1996 Omnibus Stock Incentive Plan; and

         o To consider such other business as may properly come before the meeting.

         We urge you to attend this meeting. It is extremely important that your shares be represented regardless of the number you own. Please sign and return your proxy to Bancshares in the enclosed envelope at your earliest convenience. Unless you indicate to the contrary, your proxy will be cast FOR the nominees for director named in the accompanying Proxy Statement, FOR the ratification of the appointment of Turlington and Company, L.L.P. to conduct the independent audit for 2001, and FOR the approval of the amendment (the "Amendment") to the LSB Bancshares, Inc. 1996 Omnibus Stock Incentive Plan (as amended, the "1996 Stock Incentive Plan") each as described in more detail in the accompanying Proxy Statement.

         This 20th day of March, 2001.

                                                Yours very truly,


                                                Robert F. Lowe
                                                Chairman, President and
                                                Chief Executive Officer

                              LSB BANCSHARES, INC.
                                  ONE LSB PLAZA
                         LEXINGTON, NORTH CAROLINA 27292


                                 PROXY STATEMENT

         The accompanying proxy is solicited by and on behalf of the Board of Directors of LSB Bancshares, Inc. ("Bancshares") for use at the Annual Meeting of Shareholders to be held on Wednesday, April 18, 2001 at 10:00 a.m. at Bancshares' headquarters, located at One LSB Plaza, 5th Floor, Lexington, North Carolina, 27292, and at any adjournment thereof. Following the Annual Meeting, shareholders of record are cordially invited to a luncheon at the J. Smith Young YMCA, located at 119 West Third Avenue, Lexington, North Carolina 27292, at 12:30 p.m. The entire cost of this proxy solicitation will be borne by Bancshares. In addition, personal solicitation may be conducted by directors, officers and employees of Bancshares and its subsidiary, Lexington State Bank (the "Bank"). This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about March 20, 2001.

         The shares of Bancshares common stock (the "Common Stock") represented by the accompanying proxy card will be voted at the meeting if the proxy card is properly signed, dated and received by Bancshares prior to the time of the meeting. Where a choice is specified on the proxy card as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. If no choice is specified, the proxy will be voted FOR the nominees for director named herein, FOR the ratification of the appointment of Turlington and Company, L.L.P. to conduct the independent audit for 2001 and FOR the approval of the amendment (the "Amendment") to the LSB Bancshares, Inc. 1996 Omnibus Stock Incentive Plan (as amended, the "1996 Stock Incentive Plan"). Any shareholder giving a proxy has the right to revoke it at any time before it is voted by delivering a written revocation or an executed proxy bearing a later date to the Secretary of Bancshares or by attending and voting in person at the meeting. If a shareholder is a participant in the Shareholder Dividend Reinvestment and Stock Purchase Plan, the proxy represents the number of shares of Common Stock in the shareholder's dividend reinvestment account as well as shares held of record directly by the shareholder.

                                VOTING PROCEDURES

         Shareholders of record at the close of business on March 5, 2001 will be entitled to vote at the Annual Meeting of Shareholders. At the close of business on March 5, 2001, 8,432,824 shares of Common Stock were outstanding and entitled to vote. There is no other class of voting stock outstanding. On all matters at the meeting, shareholders are entitled to one vote for each share held.

         The laws of North Carolina, under which Bancshares is incorporated, provide that, in connection with the election of directors, the persons receiving a plurality of the votes cast will be elected as directors. The proposal to ratify the appointment of Turlington and Company, L.L.P. to conduct the independent audit of Bancshares for 2001 will be approved if the number of votes cast "for" such proposal exceeds the number of votes cast "against" such proposal.

Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Shares held of record by a broker or its nominee ("Broker Shares") and abstentions that are voted on any matter will be counted for purposes of determining the existence of a quorum at the Annual Meeting. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at the Annual Meeting. Abstentions and Broker Shares that are not voted on a particular proposal will not be counted as votes for or against such proposals and will have the same effect as negative votes.

PROPOSAL 1: ELECTION OF DIRECTORS

         The Bylaws of Bancshares provide for a classified Board of Directors consisting of not less than nine and not more than 24 directors, the number to be determined by resolution of a majority of the Board of Directors or by resolution of the shareholders at any meeting thereof. The Board of Directors has set the number of directors at 14. The persons nominated by the Board of Directors to serve as directors for a three-year term expiring at the 2004 Annual Meeting, as set forth below, were elected as directors at the 1998 Annual Meeting.

         The persons named as proxies in the accompanying proxy card intend to vote in favor of the nominees named below. Such nominees have consented to serve as directors of Bancshares if elected. If, at the time of the meeting, any of such nominees are unable or unwilling to serve, the discretionary authority provided in the accompanying proxy card will be exercised to vote for such other person or persons for the office of director as may be nominated by the Board of Directors. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.

         Additional information about each of the nominees and the continuing directors is provided below. The number of years of service on the Board of Directors indicated in the following table includes service on the Board of Directors of the Bank prior to the incorporation of Bancshares.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR ELECTION AS A
                 DIRECTOR TO SERVE UNTIL THE 2004 ANNUAL MEETING

                       NOMINEES FOR ELECTION AS A DIRECTOR
                     TO SERVE UNTIL THE 2004 ANNUAL MEETING

                           DIRECTOR            PRINCIPAL OCCUPATION
       NAME AND AGE         SINCE              FOR PAST FIVE YEARS
       ------------        --------            --------------------

Michael S. Albert (46)       1995   President, CEO and Director of Billings
                                    Freight Systems, Inc.; Treasurer of Cargo
                                    Carriers, Inc.; Vice President of Metro
                                    Motor Express, Inc.

Peggy B. Barnhardt (67)      1995   Retired since 1996; formerly Deputy
                                    Superintendent, Davidson County Schools

Walter A. Hill, Sr. (61)     1983   President, Hill Oil Company, Inc.; Vice
                                    President and Secretary, NorthCo, Inc.
                                    (construction development)

Robert B. Smith, Jr. (62)    1969   Attorney

                               INCUMBENT DIRECTORS
                      SERVING UNTIL THE 2003 ANNUAL MEETING

                           DIRECTOR            PRINCIPAL OCCUPATION
       NAME AND AGE         SINCE              FOR PAST FIVE YEARS
       ------------        --------            --------------------

Sue H. Hunter (65)           1999   President and Co-owner of Thomasville
                                    Emporium; Vice President of Side Street
                                    Cafe; former Davidson County Commissioner and Vice Chairperson

Robert F. Lowe (58)          1983   Chairman, President and CEO of Bancshares,
                                    the Bank and Peoples Finance Company of
                                    Lexington, Inc., a subsidiary of the Bank;
                                    President and a director of LSB Investment
                                    Services, Inc., a subsidiary of the Bank

Roberts E. Timberlake (64)   1979   Artist/Designer; Chairman, President and CEO
                                    of Bob Timberlake, Inc.

Lloyd G. Walter, Jr. (66)    1997   Architect; sole proprietor d/b/a LGW
                                    Consulting; former CEO and Principal of
                                    Walter, Robbs, Callahan & Pierce Architects,
                                    P.C.

Julius S. Young, Jr. (53)    1988   President, Jay Young Management, Inc.


                               INCUMBENT DIRECTORS
                      SERVING UNTIL THE 2002 ANNUAL MEETING

                           DIRECTOR            PRINCIPAL OCCUPATION
       NAME AND AGE         SINCE              FOR PAST FIVE YEARS
       ------------        --------            --------------------

Leonard H. Beck (65)         1995   President, Green Printing Company

Marvin D. Gentry (65)        1997   Retired; former President and CEO of The New
                                    Fortis Corporation, a wholly-owned
                                    subsidiary of K. Hovnanian Enterprises

Samuel R. Harris (59)        1990   Physician

David A. Smith (62)          1990   Owner, Red Acres Dairy Farm

Burr W. Sullivan (54)        1987   President, Dorsett Printing and Lithograph
                                    Corporation

                     MANAGEMENT'S OWNERSHIP OF COMMON STOCK

         The following table sets forth information concerning the beneficial ownership of Common Stock by each director, nominee for director and each executive officer named under the heading "Executive Compensation" herein, and by all directors and executive officers as a group as of March 5, 2001. Management is aware of no person who beneficially owns more than five percent of the outstanding shares of Common Stock. According to rules promulgated by the Securities and Exchange Commission (the "SEC"), a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment, or has the right to acquire ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise.

            Amount and Nature of Beneficial Ownership of Common Stock

      Name of Beneficial        Sole Voting And    Shared Voting And                    %
            Owner              Investment Power    Investment Power        Total     Of Total
------------------------------------------------------------------------------------------------
Michael S. Albert                  8,606 (1)             5,794            14,400        *

Peggy B. Barnhardt                 6,812 (2)               ---             6,812        *

Leonard H. Beck                   10,614 (3)               ---            10,614        *

Marvin D. Gentry                  12,973 (4)            11,266            24,239        *

Samuel R. Harris                  11,102 (5)               ---            11,102        *

Walter A. Hill, Sr.               21,129 (6)             9,113            30,242        *

Sue H. Hunter                      3,020 (7)               460             3,480        *

Robert F. Lowe                   142,254 (8)            39,839           182,093       2.0

David A. Smith                    21,101 (9)               ---            21,101        *

Robert B. Smith, Jr.              29,645 (10)              ---            29,645        *

Burr W. Sullivan                  13,065 (11)            3,939            17,004        *

Roberts E. Timberlake             17,860 (12)           18,692  (13)      36,552        *

Lloyd G. Walter, Jr.              11,512 (14)              ---            11,512        *

Julius S. Young, Jr.              39,908 (15)              ---            39,908        *

Monty J. Oliver                   54,809 (16)               72            54,881        *

H. Franklin Sherron, Jr.          64,906 (17)           15,217            80,123        *

All directors and executive
officers as a group (16          469,316               104,392           573,708       6.8
persons)

------------------------------

* An asterisk indicates less than one percent.

(1) Includes 2,976 shares held in trust for such director under the Deferred Plan (as defined below) and 3,125 shares underlying options exercisable within 60 days of the record date.

(2) Includes 1,725 shares held in trust for such director under the Deferred Plan and 2,750 shares underlying options exercisable within 60 days of the record date.

(3) Includes 2,500 shares underlying options exercisable within 60 days of the record date.

(4) Includes 1,896 shares held in trust for such director under the Deferred Plan and 1,875 shares underlying options exercisable within 60 days of the record date.

(5) Includes 4,885 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(6) Includes 6,337 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(7) Includes 1,400 shares held in trust for such director under the Deferred Plan and 1,250 shares underlying options exercisable within 60 days of the record date.

(8) Includes 5,404 shares held in trust for such director under the Deferred Plan and 101,621 shares underlying options exercisable within 60 days of the record date.

(9) Includes 3,952 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(10) Includes 6,337 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(11) Includes 5,404 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(12) Includes 5,404 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(13) Includes: (a) 6,352 shares held by the Bank as trustee of certain trusts for the benefit of Mr. Timberlake's wife, over which Mr. Timberlake shares investment power but has no voting power and (b) 12,253 shares held in trusts for Mr. Timberlake's benefit, over which Mr. Timberlake shares investment power with the Bank as trustee and over which the Bank has exclusive voting power.

(14) Includes 1,896 shares held in trust for such director under the Deferred Plan and 1,875 shares underlying options exercisable within 60 days of the record date.

(15) Includes 5,824 shares held in trust for such director under the Deferred Plan and 3,125 shares underlying options exercisable within 60 days of the record date.

(16) Includes 36,648 shares underlying options exercisable within 60 days of the record date.

(17) Includes 42,998 shares underlying options exercisable within 60 days of the record date.


                              CORPORATE GOVERNANCE

         The Board of Directors of Bancshares has standing Executive, Stock Option and Compensation, and Audit Committees. There are no other committees of the Board of Directors of Bancshares. The entire Board of Directors of Bancshares nominates persons to serve as directors.

         The Executive Committee of Bancshares reviews various matters and submits proposals or recommendations to Bancshares' Board of Directors. The Executive Committee is empowered to act and does act for Bancshares' Board of Directors on strategic matters. The Executive Committee was comprised of Messrs. Robert F. Lowe, Michael S. Albert, David A. Smith, Robert B. Smith, Jr., Burr W. Sullivan and Julius S. Young, Jr. The Executive Committee did not meet during 2000.

         The Stock Option and Compensation Committee administers the 1986 Employee Incentive Stock Option Plan, the 1996 Omnibus Stock Incentive Plan and the Management Incentive Plan (the "Incentive Plan") and the Old North State Bank 1990 Incentive Stock Option Plan and the Piedmont Bancshares Corporation Stock Option Plan, both of which were assumed by Bancshares in connection with its acquisition of Old North State Bank. The Stock Option and Compensation Committee selects employees for participation in such plans and determines the timing, pricing and amount of stock options granted and the amount of incentive compensation earned pursuant to the plans within the terms of the plans. The Stock Option and Compensation Committee is also responsible for administering the 1994 Director Stock Option Plan and the LSB Bancshares, Inc. Amended and Restated Deferred Compensation Plan for Directors. The Stock Option and Compensation Committee was comprised of Messrs. Michael S. Albert, Robert B. Smith, Jr., Burr W. Sullivan, Lloyd G. Walter, Jr. and Julius S. Young, Jr. The committee met four times during 2000. Mr. Roberts E. Timberlake served on the committee during 2000 until the Annual Meeting held April 19, 2000.

         Bancshares' Audit Committee reviews and approves various audit functions and is responsible for reviewing and considering the work of the Bank's independent accountants and internal auditing department as well as separate examinations of the Bank by the Federal Deposit Insurance Corporation and the North Carolina Commissioner of Banks. Bancshares' Audit Committee was comprised of Messrs. Michael S. Albert, Marvin D. Gentry, Walter A. Hill, Sr., Robert B. Smith, Jr., Burr W. Sullivan, and Julius S. Young, Jr. Bancshares' Audit Committee met five times during 2000. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement. The members of the Audit Committee are "independent" as defined in the listing requirements for The Nasdaq Stock Market, Inc.

         The Board of Directors of the Bank has a standing Executive Committee. The Executive Committee of the Bank reviews various matters and submits proposals and recommendations to the Bank's Board of Directors. The Executive Committee is empowered to and does act for the Bank's Board of Directors on strategic matters. The Bank's Executive Committee was comprised of Messrs. Michael S. Albert, Robert F. Lowe, David A. Smith, Robert B. Smith, Jr., Burr W. Sullivan and Julius S. Young, Jr. The Bank's Executive Committee met 20 times in 2000.

         During 2000, the Board of Directors of Bancshares met 12 times and the Board of Directors of the Bank met 13 times. All directors attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors of Bancshares and the Bank (held during the period for which each person was a director) and the total number of meetings held by all committees of the Boards on which such directors served throughout 2000, with the exception of Mr. Timberlake, who attended 69 percent and Mr. Young, who attended 73 percent of the aggregate of the total number of meetings held by all committees of the Boards on which they served during 2000.

         Shareholders entitled to vote in the election of directors may nominate candidates for consideration by the Board of Directors of Bancshares. Pursuant to the Bylaws of Bancshares, notice of nominations made by shareholders with respect to the 2002 Annual Meeting must be received in writing by the Secretary of Bancshares no earlier than January 6, 2002 and no later than January 31, 2002 and must set forth (i) the name, age, business address and, if known, residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the nominee's qualifications to serve as a director, (iv) the number of shares of Common Stock beneficially owned by the nominee, (v) a representation that the nominee has consented to his name being placed in nomination, (vi) the name and record address of the shareholder making the nomination, (vii) the number of shares of Common Stock owned of record and beneficially by such shareholder, and (viii) any material interest of such shareholder in the proposed nomination.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation awarded, paid to or earned by the executive officers of Bancshares during each of the years ended December 31, 2000, December 31, 1999 and December 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                             Annual                   Long-Term
                                                          Compensation              Compensation
                                                          ------------                 Awards
                                                                                     Securities        All Other
            Name and                                                                 Underlying      Compensation
       Principal Position             Year        Salary ($)         Bonus ($)     Options (#) (1)      ($)(2)
       ------------------             ----        ----------         ---------     ---------------   ------------
Robert F. Lowe
President and CEO                     2000          250,000                0            10,000          109,061
                                      1999          225,000           85,012            10,000           88,774
                                      1998          204,000           57,253            10,000           51,055
Monty J. Oliver
Secretary and Treasurer               2000          150,000            9,148             5,000           49,355
                                      1999          140,000           32,298             5,000           45,034
                                      1998          128,500           21,733             5,000           38,800
H. Franklin Sherron, Jr.
Vice President                        2000          142,000            8,793             5,000           14,256
                                      1999          130,000           49,006             5,000           10,941
                                      1998          115,700           30,558             5,000            8,313

------------------------

(1) The information concerning options gives effect to the 25% stock split in the form of a stock dividend paid on February 16, 1998

(2) Compensation set forth in this column represents the following (i) amounts contributed by the Bank for the account of the executive officers under the Lexington State Bank Employees Savings Plus Plan for each of 2000, 1999 and 1998 as follows: Mr. Lowe, $5,100, $4,800 and
         $4,800; Mr. Oliver, $5,093, $4,214 and $3,918; and Mr. Sherron, $5,250,
         $4,493 and $4,447; and (ii) life insurance premiums paid by Bancshares for each of 2000, 1999 and 1998 as follows: Mr. Lowe, $103,961, $83,974, and $46,255; Mr. Oliver, $44,262, $40,820 and $34,882; and Mr.
         Sherron, $9,006, $6,448 and $3,866.

     The following table sets forth certain information regarding the stock options granted to the executive officers of Bancshares in 2000. Bancshares has no outstanding stock appreciation rights ("SARs") and granted no SARs during 2000. In addition, in accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annually compounded Common Stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                               Individual Grants
                                               -----------------                            Potential Realizable
                                                                                          Value at Assumed Annual
                              Number of       Percent of                                    Rates of Stock Price
                              Securities     Total Options    Exercise                          Appreciation
                              Underlying      Granted to       or Base                        for Option Term
                               Options       Employees in       Price      Expiration     -----------------------
           Name                Granted        Fiscal Year       ($/Sh)        Date(1)       5% ($)       10% ($)
           ----               ----------     -------------    --------     -----------      ------       -------
Robert F. Lowe                  10,000           17.4           $15.06      05/09/10        94,730       240,065
Monty J. Oliver                  5,000            8.7           $15.06      05/09/10        47,365       120,032
H. Franklin Sherron, Jr.         5,000            8.7           $15.06      05/09/10        47,365       120,032

------------------------

(1) Options become exercisable in installments of 20% on each anniversary date following the date of grant, and thereafter may be exercised in whole or in part at any time prior to the expiration date.

         The following table sets forth certain information regarding stock options exercised during 2000 by the executive officers of Bancshares, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares of Common Stock subject to exercisable and unexercisable stock options as of December 31, 2000. The table also sets forth the values for "in-the-money" options based on the positive spread between the exercise price of such stock options and the closing sale price of a share of Bancshares Common Stock on the Nasdaq National Market on December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                 Number of             Value of
                                                                Securities        Unexercised In-the-
                                                            Underlying Options       Money Options
                                                               at FY-End (#)         at FY-End ($)
                                Shares                      ------------------    -------------------
                              Acquired on        Value         Exercisable/          Exercisable/
             Name            Exercise (#)    Realized ($)      Unexercisable         Unexercisable
             ----            ------------    ------------    ----------------        -------------
Robert F. Lowe                     0               0         101,621 / 31,500        104,566 / 0
Monty J. Oliver                  3,850          18,121        36,648 / 15,750         26,590 / 0
H. Franklin Sherron, Jr.           0               0          42,998 / 15,750         41,825 / 0

                                  PENSION PLAN

         The Bank's Employees' Pension Plan is a non-contributory plan that covers all employees who work at least 1,000 hours annually, are at least 21 years old and have completed one year of service. The plan is a defined benefit plan, providing for benefits equal to 0.8% of final average monthly compensation, multiplied by years of credited service not to exceed 40 years, plus 0.65% of final average monthly compensation in excess of the social security compensation amount, multiplied by years of credited service not to exceed 35 years. Final average compensation is the average of the five highest consecutive calendar years of compensation paid during the ten calendar years preceding retirement. The compensation covered by the plan consists of base salary. A participant's accrued benefit is fully vested and non-forfeitable upon reaching age 65. If a participant terminates employment for any reason other than death, disability or retirement, the participant's accrued benefits will vest after five years of service. Benefits can be paid in a lump sum only if the distribution is $10,000 or less. Distributions over $10,000 must be paid in monthly payments. Benefits are also provided for early retirement, deferred retirement, disability retirement and death.

         The following table shows estimated annual benefits payable upon retirement at age 65 to participants under the plan.


                               PENSION PLAN TABLE

                       ESTIMATED YEARS OF CREDITED SERVICE
                    ANNUAL BENEFIT PAYABLE ON RETIREMENT (1)

  Five-Year Average
Salary at Retirement         15 Years          20 Years          25 Years         30 Years          35 Years
--------------------         --------          --------          --------         --------          --------
     225,000                   33,553           44,737            55,921            67,106           78,290
     200,000                   33,553           44,737            55,921            67,106           78,290
     175,000                   33,553           44,737            55,921            67,106           78,290
     150,000                   29,203           38,937            48,671            58,406           68,140
     125,000                   23,765           31,687            39,609            47,531           55,452
     100,000                   18,328           24,437            30,546            36,656           42,765
      75,000                   12,890           17,187            21,484            25,781           30,077
      50,000                    7,453            9,937            12,421            14,906           17,390

------------------------

(1) Some of the amounts shown exceed the limits imposed by federal law for qualified plans.

         Benefits payable as shown in the table are computed on a straight-life annuity basis. Such amounts are not subject to deduction for social security benefits or other amounts received by participants. Years of credited service for the persons named in the summary compensation table above are as follows:
Mr. Lowe (30); Mr. Oliver (22); and Mr. Sherron (10).

     The following graph and table compare, for the five-year period ended December 31, 2000, the cumulative return to shareholders of Bancshares with the Standard & Poor's 500 Stock Index and an index consisting of 500 major regional banks, assuming investment of $100 at the beginning of the period and the reinvestment of dividends.

                              [PERFORMANCE GRAPH]

                          12/31/95     12/31/96     12/31/97     12/31/98     12/31/99      12/31/00
                          --------     --------     --------     --------     --------      --------
LSB Bancshares, Inc.       $100.00      $126.44      $172.10      $162.77      $137.40      $101.57
S&P 500 Composite          $100.00      $122.96      $163.98      $210.85      $255.21      $231.98
Major Regional Banks       $100.00      $136.64      $205.46      $227.00      $194.77      $249.37


                            COMPENSATION OF DIRECTORS

         Each member of the Board of Directors of Bancshares receives a fee of $300 for each Board meeting attended, plus an annual retainer of $4,000. Each non-management director receives a fee of $200 for each committee meeting of Bancshares and the Bank that they attend. Bancshares also grants each non-management director a five-year option to purchase 625 shares of Common Stock. The exercise price of each option is the fair market value of the Common Stock on the date of grant. The option is granted on the date of the annual shareholders' meeting.

         In addition, directors have an opportunity to participate in Bancshares' Deferred Compensation Plan for Directors (the "Deferred Plan"), under which a director may defer a designated amount of their annual compensation until they retire, die while still a director, become permanently disabled or otherwise discontinue service as a director. Each director's interest in the Deferred Plan is nonassignable, although each director may name a beneficiary to receive their deferred compensation in the event of the director's death. During the last fiscal year, each director allocated 100% of their 2000 directors' fees to the Deferred Plan.

         The Deferred Plan requires that the quarterly retainer for services and the monthly meeting fees be paid in shares of Common Stock of the Company at their then current fair market value and that the fees paid for serving on committees shall be paid currently to the directors in cash. Prior to the beginning of each calendar year, the directors are entitled to elect to receive currently the shares of Common Stock that they would earn in the coming year for the quarterly retainer and the monthly meeting fees or to defer the receipt of those shares for credit to their deferred account.

         The Board believes that the Deferred Plan provides an opportunity to strengthen the alignment of shareholders' and directors' interests. The Deferred Plan also offers the Company a means to provide for the financial security of its directors so that their services may be retained. The Board also believes that receiving shares of the Company's Common Stock as compensation will be recognized by shareholders as a commitment to maximize long-term shareholder value. The Committee will study and evaluate on an ongoing basis the amount and type of compensation paid to directors in order to maximize the alignment of the long-term interests of Bancshares' shareholders with those of the directors.

               THE STOCK OPTION AND COMPENSATION COMMITTEE REPORT

         The following report of the Stock Option and Compensation Committee of the Board of Directors of Bancshares provides information with respect to the compensation paid to Bancshares' Chief Executive Officer, Robert F. Lowe, and to its other executive officers, Messrs. Sherron and Oliver.

         Bancshares' executive compensation program is administered by the Stock Option and Compensation Committee (the "Committee") of the Board of Directors of Bancshares. The Committee is comprised of the individuals listed at the end of this report, each of whom is a non-employee director of Bancshares and the Bank. Bancshares' compensation program for executive officers consists of the following elements: annual salary; performance-based cash awards under the Management Incentive Plan (the "Incentive Plan"); annual grants of options under the 1996 Omnibus Stock Incentive Plan (the "1996 Plan"); annual matching contributions under the Lexington State Bank Employees Savings Plus Plan (the "Bank Savings Plan")'; and Employment Continuity Agreements. The Committee grants stock options under the 1996 Plan to the executive officers. Under the Incentive Plan, the Committee recommends to the Bank's Board of Directors the related incentive compensation amounts for executive officers. The Committee recommends to the Bank's Board of Directors the salary levels for executive officers, and the Bank's Board of Directors determines matching contributions under the Bank Savings Plan.

         Bancshares' executive compensation program is designed to enable Bancshares to attract, retain and reward executive officers. The Committee intends to keep compensation levels competitive with a representative sample of the Bank's peer groups. The Committee's strategy is to maintain a structure within the executive compensation program which strengthens the link between executive compensation, Bancshares' performance, individual performances of the executive officers and shareholder interests. In accordance with this strategy, in February 1996, Bancshares' Board of Directors adopted the Incentive Plan. Under the Incentive Plan, executive officers recommended by the Committee and approved by the Bank's Board of Directors can earn incentive compensation if Bancshares achieves the operating performance objectives approved by Bancshares' Board of Directors, and the executive officers achieve individual performance objectives. The Committee believes that the Incentive Plan motivates Bancshares executive officers to achieve Bancshares' business goals and objectives.

         The following sections of this Report describe the compensation program for executive officers in effect in 2000.

         BASE SALARY

         Base salaries for executive officers are reviewed and approved by the Bank's Board of Directors based upon recommendations by the Committee. The Committee recommends salaries based upon a review of the range of salaries earned by executive officers within a representative peer group, although there is no predetermined point within such range at which the Committee targets salaries. In determining base salaries, the Committee does not establish performance thresholds or other measures that directly relate base salaries to operating performance.

         The base salary paid to Bancshares' Chief Executive Officer, Robert F. Lowe, during 2000 reflects the base salary policies described above. Mr. Lowe's 2000 salary was at the midpoint of the range of salaries paid to the chief executive offers of the Bank's peer group. The Committee believes that Mr. Lowe's 2000 base salary, which is an 11.1% increase over his 1999 base salary, is consistent with the salaries paid to executives of the Bank's peer group. However, Mr. Lowe's 2000 total compensation, which includes his base salary plus bonus and all other compensation, is a 9.9% decrease from his 1999 total compensation.

         The base salaries paid to Bancshares' other executive officers, Messrs. Sherron and Oliver, are recommended by Mr. Lowe to the Committee. The 2000 base salary paid to Mr. Sherron was at the 104th percentile of the range of salaries paid to executive officers of the Bank's peer group and is based on years of experience. Mr. Sherron's base salary during 2000 reflects a 9.2% increase over his 1999 base salary. However, Mr. Sherron's 2000 total compensation, which is his base salary plus bonus and all other compensation, is a 13.1% decrease from his 1999 total compensation. During 2000, Mr. Oliver's base salary was at the 138th percentile of the range of salaries paid to executive officers of the Bank's peer group and is based on years of experience. Mr. Oliver's base salary during 2000 reflects a 7.1% increase over his 1999 base salary. However, Mr. Oliver's 2000 total compensation, which is his base salary plus bonus and all other compensation, is a 4.0% decrease from his 1999 total compensation. Furthermore, the Committee believes that the base salaries paid to Messrs. Sherron and Oliver give fair consideration to their individual contributions and are competitive with the Bank's peer group.

         INCENTIVE COMPENSATION

         Incentive compensation awards for executive officers of Bancshares granted under the Incentive Plan are recommended by the Committee and approved by Bancshares' Board of Directors based on each executive officer's achievement of his individual performance objectives. These objectives are tied to measurements of corporate objectives, such as return on average equity, return on average assets, asset growth, deposit growth, efficiency ratio and delinquency and charge off percentages, and, in some instances, other objectives that are specific to the executive officer's job function. The criteria for determining the maximum cash incentive award under the Incentive Plan is based on net income and reflects the Committee's commitment to maintaining a strong incentive compensation plan that is directly related to maximizing long-term shareholder value.

         For performance during 2000, Bancshares awarded cash incentive compensation under the Incentive Plan totaling $239,261.45 to 47 officers, which amount includes an aggregate of $17,941.78 paid to Bancshares' executive officers, Mr. Oliver ($9,148.29) and Mr. Sherron ($8,793.49). Although entitled to an incentive compensation award under the 2000 Incentive Plan in the amount of $15,254.58 based on Bancshares' financial performance during 2000, Mr. Lowe chose to decline the award because he believed it was important to continue to more fully align his compensation with the financial performance of Bancshares. In 2000, other participants in the Incentive Plan were key employees who, in the judgment of the Committee, made a substantial contribution to the success of Bancshares and its subsidiaries and who the Committee believes should participate in that success and be motivated to contribute to future successes. The incentive compensation award granted to Mr. Sherron was based solely upon Bancshares' performance as measured by the corporate objectives set forth above and represents a payment of 16.39% of his 2000 maximum cash incentive award under the Incentive Plan. The incentive compensation award granted Mr. Oliver represents a payment of 25.87% of his 2000 maximum cash incentive award under the Incentive Plan, and was based on similar corporate objectives and his management of the annual budget process, investor and analyst relations and compliance with regulations promulgated by the SEC and The Nasdaq Stock Market, Inc. In addition to the corporate objectives set forth above, Mr. Oliver met all other performance objectives established for him in 2000 which were specific to his job function.

         STOCK OPTIONS

         The Committee awards stock options to executive officers as a long-term incentive to align the executives' interests with those of other shareholders and to encourage significant stock ownership. Under the 1996 Plan, the Committee grants to selected key employees options to purchase Bancshares' Common Stock at a price equal to the fair market value of Bancshares' Common Stock on the date of grant. Employees under the 1996 Plan are those key employees who, in the judgment of the Committee, are in a position to materially affect the overall success of Bancshares and its subsidiaries by reason of the nature and extent of their duties.

         In 2000, pursuant to the 1996 Plan, the Committee granted options for 57,500 shares of Bancshares' Common Stock to employees of Bancshares and the Bank, including options for 10,000 shares granted to Mr. Lowe and 5,000 shares granted to each of Messrs. Oliver and

Sherron. The Committee has not adopted any objective criteria that relates the level of options granted to the executive officers to performance of Bancshares or the individuals. In approving the grant to Mr. Lowe, the Committee considered numerous factors, including Bancshares' operating performance, Mr. Lowe's prior contributions and potential to contribute in the future and practices within the Bank's peer group with respect to granting options, although none of these factors was individually determinative.

         The stock options granted under the 1996 Plan become exercisable in twenty percent (20%) installments on each of the first five anniversaries of the date of the grant. The option recipients, including Mr. Lowe, will receive value from these grants only to the extent that the price of Bancshares' Common Stock exceeds the grant price.

         MATCHING CONTRIBUTIONS

         The Bank Savings Plan is a voluntary defined contribution benefit plan designed to provide additional incentive and retirement security for eligible employees of the Bank. All Bank employees over the age of 21 are eligible to participate in the Bank Savings Plan. The executive officers of Bancshares participate in the Bank Savings Plan on the same basis as all other eligible employees of the Bank. Under the Bank Savings Plan, each eligible employee of the Bank may elect to contribute on a pre-tax basis to the Bank Savings Plan 2% to 15% of their compensation, subject to certain limitations that may lower the maximum contributions of more highly compensated participants.

         At the beginning of each year, the Bank determines the amount of its matching contributions to be made during the year. In 2000, the Bank's matching contributions totaled $190,216.97, including $5,100.00 contributed to Mr. Lowe, $5,093.94 contributed to Mr. Oliver and $5,250.00 contributed to Mr. Sherron.

         EMPLOYMENT CONTINUITY AGREEMENTS

         The Company has entered into Employment Continuity Agreements (the "Agreements") with Messrs. Lowe, Oliver and Sherron, together with seven other key management employees. The Board believes that Bancshares, as a publicly held corporation, is subject to the possibility of a change in control and that such possibility may generate uncertainty on the part of the executive officers and other key management employees, which could result in their departure from Bancshares or their distraction from their operating responsibilities. Both the Committee and Bancshares' Board of Directors recognize that outstanding and committed management is essential to advancing the best interests of Bancshares and its shareholders. The Board of Directors believes that the Agreements will give Bancshares' executive officers and key management employees certain employment security, by reason of which the Board of Directors will secure their continued services in the performance of both regular duties and any extra duties required of them during periods of uncertainty. Mr. Lowe's Agreement has a two-year rolling term and the other Agreements have a one-year rolling term. Additionally, each Agreement provides for severance benefits in the event of a change of control. Under these provisions, each of Mr. Lowe, Mr. Sherron and Mr. Oliver would be entitled to an amount equal to three times his then current salary payable in thirty-six monthly installments. The remaining seven other key management employees would be entitled to an amount equal to their current annual salary payable in twelve monthly installments.

         This report is submitted by the Stock Option and Compensation Committee of the Board of Directors of Bancshares.

         STOCK OPTION AND COMPENSATION COMMITTEE:

         Robert B. Smith, Jr., Chairman
         Michael S. Albert
         Burr W. Sullivan
         Lloyd G. Walter, Jr.
         Julius S. Young, Jr.

                             AUDIT COMMITTEE REPORT

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States.

         The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the provision of the services described under the caption "All Other Fees" appearing below in this proxy statement is compatible with maintaining the principal accountant's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee.

         AUDIT COMMITTEE:

         Burr W. Sullivan, Chairman
         Michael S. Albert
         Marvin D. Gentry
         Walter A. Hill, Sr.
         Robert B. Smith, Jr.
         Julius S. Young, Jr.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of the Bank's annual financial statements and quarterly review for the year ended December 31, 2000 was $47,288. There were no financial information systems design and implementation fees for year ended December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed by the principal accountant for services rendered to the Bank for the year ended December 31, 2000, which included review and procedures relating to the Bank's FDICIA internal control examination, pension plan audit, Savings Plus Plan audit, Trust Department procedures, Human Resources procedures, Federal Home Loan Bank procedures and advisory services was $110,069.

SECTION 16 REPORTING DELINQUENCIES

         Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and directors of Bancshares and persons who beneficially own more than ten percent of the outstanding shares of Common Stock to file with the SEC reports disclosing their initial ownership of Common Stock, as well as subsequent reports disclosing changes in such ownership. To Bancshares' knowledge, based solely on a review of copies of such reports furnished to Bancshares and written representations that no other reports were required during the year ended December 31, 2000, the executive officers and directors of Bancshares complied with all Section 16(a) filing requirements.


                              CERTAIN TRANSACTIONS

         Certain directors and officers of Bancshares and companies with which directors or officers are associated are customers of the Bank and as such may from time to time borrow from the Bank within prescribed limitations. Any such loans and commitments are made in the ordinary course of business, on terms no more favorable, including interest rates and collateral, than those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. The indebtedness of all directors and officers as a group represents 7.9% of Bancshares' shareholders' equity.

PROPOSAL 2:  INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of Bancshares has appointed the firm of Turlington and Company, L.L.P., for the purpose of auditing the financial statements of Bancshares and its subsidiaries for the fiscal year ended December 31, 2001, and shareholders are being asked to ratify this appointment. Turlington and Company, L.L.P., has been employed in this capacity by Bancshares since 1982. Fees charged by this firm are furnished at rates and upon terms that are customarily charged by other independent auditing firms. A representative of the firm will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF TURLINGTON AND COMPANY, L.L.P. AS INDEPENDENT ACCOUNTANTS AND AUDITORS.

PROPOSAL 3:  AMENDMENT TO THE 1996 OMNIBUS STOCK INCENTIVE PLAN

         The Board of Directors of Bancshares proposes that the shareholders approve the Amendment. The Amendment was adopted by Bancshares' Board of Directors on February 13, 2001 subject to the approval of Bancshares' shareholders.

         The purposes of the 1996 Stock Incentive Plan as amended are (i) to assist Bancshares in recruiting and retaining officers and key employees with ability and initiative, (ii) to provide greater incentive for officers and key employees and (iii) to associate the interests of officers and key employees with those of Bancshares and its shareholders through opportunities for increased stock ownership.

         The principal features of the 1996 Stock Incentive Plan are summarized below. This summary is subject in all respects to the terms of the 1996 Stock Incentive Plan. Bancshares will provide promptly, upon request and without charge, a copy of the full text of the 1996 Stock Incentive Plan to each person to whom this proxy statement is delivered. Requests should be directed to: Monty
J. Oliver, Secretary, LSB Bancshares, Inc., One LSB Plaza, Lexington, North Carolina 27292.

         SUMMARY

         The Stock Option and Compensation Committee will administer the 1996 Stock Incentive Plan. The Stock Option and Compensation Committee may delegate its authority to one or more officers of Bancshares. However, the Stock Option and Compensation Committee may not delegate its authority with respect to employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. As used in this summary, the term "Administrator" means the Stock Option and Compensation Committee and any delegate, as appropriate.

         Each employee of Bancshares or a related entity is eligible to participate in the 1996 Stock Incentive Plan. The Administrator will select the employees who will participate in the 1996 Stock Incentive Plan ("Participants"). The Administrator may, from time to time, grant stock options, stock appreciation rights ("SARs") or shares of Stock Awards to Participants. No person may participate in the 1996 Stock Incentive Plan while he is a member of the Stock Option and Compensation Committee.

         Options granted under the 1996 Stock Incentive Plan may be incentive stock options ("ISOs") or nonqualified stock options. A stock option entitles the Participant to purchase Common Stock from Bancshares at the option price. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than the fair market value of Common Stock on the date of the grant in the case of an ISO, or less than 85% of the fair market value of a Common Stock on the date of the grant in the case of a nonqualified stock option. The option price may be paid in cash or, with the Administrator's consent, with Common Stock or a combination of cash and Common Stock, or in installments. The expiration date of options will be determined by the Administrator at the time of grant; the maximum period for options that are ISOs is 10 years. The Administrator may provide that an option that is not an ISO may be transferred to members of a Participant's family.

         SARs generally entitle the Participant to receive the excess of the fair market value of Common Stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a Common Stock on the date of grant. The 1996 Stock Incentive Plan provides that the Administrator may prescribe that the Participant will realize appreciation on a different basis than described in the preceding sentences. For example, the Administrator may limit or increase the amount of appreciation that may be realized upon the exercise of an SAR. The Administrator may provide that SARs may be transferred in accordance with Section 16 of the Securities Exchange Act of 1934, as amended.

         SARs may be granted in relation to option grants ("Corresponding SARs") or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the Participant must surrender unexercised that portion of the stock option to which the Corresponding SAR relates.

         Participants may also be awarded shares of Common Stock pursuant to Stock Awards. The Administrator, in its discretion, may prescribe that a Participant's rights in a Stock Award is both nontransferable and forfeitable unless and until certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with Bancshares for a specified period or that Bancshares or the Participant achieve stated objectives.

         Prior to the approval of the Amendment, a maximum of 250,000 shares of Common Stock could be issued upon the exercise of options and SARs and the grant of Stock Awards and, as an additional limitation, a maximum of 125,000 shares of Common Stock could be issued upon the grant of Stock Awards. The Company has granted options on 187,556 shares of Common Stock and no SARs or Stock Awards under the 1996 Stock Incentive Plan from its adoption to the present. The Amendment increases the maximum number of shares of Common

Stock that may be issued upon the exercise of options and SARs and the grant of Stock Awards to 1,000,000 shares (an increase of 750,000 shares) and increases the maximum number of shares of Common Stock that may be issued upon the grant of Stock Awards to 250,000 shares (an increase of 125,000 shares). The total number of shares of Common Stock available for issuance in the future under the 1996 Stock Incentive Plan, as amended, is 812,444 shares. These limitations will be adjusted, as the Administrator determines is appropriate, in the event of a change in the number of outstanding shares of capital stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization or other similar event. The terms of outstanding awards also may be adjusted by the Administrator to reflect such changes.

         No option or SAR may be granted and no Stock Awards may be awarded under the 1996 Stock Incentive Plan after January 8, 2006. The Board of Directors of Bancshares may, without further action by shareholders, terminate or suspend the 1996 Stock Incentive Plan in whole or in part. The Board of Directors also may amend the 1996 Stock Incentive Plan, except that without shareholder approval no such amendment may increase the number of shares of Common Stock that may be issued under the 1996 Stock Incentive Plan or change the class of individuals who may be selected to participate in the 1996 Stock Incentive Plan.

         Neither the number of individuals who will be selected to participate in the 1996 Stock Incentive Plan nor the type or size of awards that will be approved by the Administrator after approval of the Amendment can presently be determined.

         FEDERAL INCOME TAX CONSEQUENCES

         No taxable income is recognized by a Participant at the time an option is granted. If the option is an ISO, no income will be recognized upon the Participant's exercise of the option although a Participant in some cases may have an alternative minimum tax liability by reason of the exercise. Income is recognized by a Participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified stock option generally is a taxable event that requires the Participant to recognize, as ordinary income, the difference between the fair market value of the Common Stock received upon such exercise and the option price.

         No income is recognized by a Participant upon the grant of an SAR. The exercise of an SAR generally is a taxable event. The Participant generally must recognize income equal to any cash that is paid by Bancshares, plus the fair market value of Common Stock that is received from Bancshares, in settlement of an SAR.

         Income is recognized on account of an award of Stock Awards when the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time, the Participant recognizes income equal to the fair market value of the Stock Awards.

         A Participant's employer (either Bancshares or an affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option or SAR or the vesting of a Stock Awards award. The amount of the deduction is equal to the ordinary income recognized by the Participant. The employer generally will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of Common Stock received upon the exercise of an ISO.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1996 OMNIBUS STOCK INCENTIVE PLAN.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to be included in the proxy materials relating to the 2002 Annual Meeting must be received by the Secretary of Bancshares, One LSB Plaza, Lexington, North Carolina 27292, by November 20, 2001.

         In addition to any other applicable requirements, for business to be properly brought before the 2002 Annual Meeting by a shareholder, even if the proposal is not to be included in Bancshares' proxy statement, pursuant to Bancshares' Bylaws, the shareholder must give notice in writing to the Secretary of Bancshares not later than January 18, 2002. As to each matter, the notice must contain (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for addressing it at the Annual Meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the number of shares of Common Stock owned of record and beneficially by such shareholder, and (iv) any material interest of the shareholder in such business.

                                  OTHER MATTERS

         The Board of Directors of Bancshares knows of no other matters intended to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.




                                                       Robert F. Lowe, President
                                                       March 20, 2001

                                                                    Attachment I

                        CHARTER OF THE AUDIT COMMITTEE OF
                 THE BOARD OF DIRECTORS OF LSB BANCSHARES, INC.

I.       ORGANIZATION

         There shall be constituted a standing committee of the Board of Directors (the "Board") of LSB Bancshares, Inc. (the "Corporation") to be known as the audit committee (the "Audit Committee"). The Audit Committee shall be wholly composed of directors of the Corporation who are "independent" and "qualified" within the meaning of the Rules of The Nasdaq Stock Market, Inc. (the "Independent Directors").

II.      STATEMENT OF POLICY

         The Audit Committee shall assist the Board in fulfilling its responsibility to the Corporation's shareholders relating to corporate accounting and reporting practices of the Corporation, and to the quality and integrity of the financial statements of the Corporation.

III.     PURPOSE, OBJECTIVES AND DUTIES

         The primary purpose of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities by reviewing and overseeing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally.

         The Audit Committee's primary objectives include providing an independent, direct and open avenue of communication among the Corporation's independent accountants, management, internal auditing department and the Board; serving as an independent and objective party to review the Corporation's financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Corporation's accounting policies and financial reporting and disclosure practices; reviewing and considering the work of the Corporation's independent accountants and internal auditing department; and reviewing the adequacy of the internal audit department's staffing and qualifications of its personnel and reviewing whether available technology is being used to maximize the efficiency and effectiveness of the internal audit function.

         Further, the Audit Committee's primary duties and responsibilities shall specifically include:

         o Discussing and reviewing with the Corporation's independent accountants their ultimate accountability to the Board and the Audit Committee;

         o Sharing with the Board the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accounts (or to nominate the

                                                            Attachment I - Cont.


              independent accounts to be proposed for shareholder approval in any proxy statement);

         o Ensuring that the Corporation's independent accountants submit on at least an annual basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1 shall include:

              oo disclosing to the Audit Committee of the Corporation, in writing, all relationships between the independent accountant and its related entities and the Corporation and its related entities that in the independent accountant's professional judgment may reasonably be thought to bear on independence, oo confirming in the letter that, in its professional judgment, it is independent of the Corporation within the meaning of the Securities Act of 1993, as amended, and oo discussing the independent accountant's independence with the Audit Committee; and

         o Engaging actively in a dialogue with the Corporation's independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

         o Overseeing the work of the internal Audit Department, including, approving, in advance, the schedule of internal audits.

         o Discussing with the internal Audit Department head any matters of concern to the Audit Committee.

IV.      COMPOSITION AND SELECTION

         4.1 The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an Independent Director in accordance with Article I. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the Rules of The Nasdaq Stock Market, Inc. Furthermore, at least one member of the Audit Committee shall have accounting or related financial management expertise in compliance with the Rules of The Nasdaq Stock Market, Inc.

         4.2 The members of the Audit Committee shall annually be elected by the Board and shall serve for one year or until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

                                                            Attachment I - Cont.


         4.3 The duties and responsibilities of a member of the Audit Committee contained herein shall be in addition to those duties otherwise required for a member of the Board.

         4.4 The Board shall be responsible for ensuring that members of the Audit Committee are "qualified" and "independent."

V.       MEETINGS

         The Audit Committee shall meet at least 4 times annually, or more frequently as circumstances dictate and shall report to the Board following each meeting of the Audit Committee at the next regularly scheduled meeting of the Board or sooner, as circumstances may dictate. As part of its primary duty and responsibility to foster independent, direct and open communications pursuant to
Section III hereinabove, the Audit Committee shall meet at least annually with the Corporation's management, the members of the Corporation's internal auditing department and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Chairman of the Audit Committee shall meet in person or by telephone with the Corporation's independent accountants and the Corporation's chief financial officer quarterly to review the Corporation's financial statements, consistent with Section VI below.

VI.      RESPONSIBILITIES AND DUTIES

         To fulfill its primary objectives, responsibilities and duties hereunder, the Audit Committee shall undertake the following:

6.1      DOCUMENTS/REPORTS REVIEW

a)       Review and update this Charter periodically, and at least annually.

b) Review the Corporation's annual financial statements and related notes thereto and any reports or other financial information submitted to any governmental body or the public, including any certification, report, analysis, opinion, or review rendered by the independent accountants.

c) Review on a quarterly basis, a summary report prepared by the internal Audit Department concerning internal audits in process and the grades assigned to completed audits.

d) Approve, in advance, the schedule of work for the internal Audit Department and conduct periodic updates on adherence to schedule.

e) Review filings made with the SEC and other published documents containing the Corporation's financial statements and consider whether the information contained in such documents is consistent with the information contained in the Corporation's financial statements.

                                                            Attachment I - Cont.


f) Include in the Corporation's proxy or information statements relating to annual meetings of shareholders at which directors are to be elected (or special meetings or written consents in lieu of such meetings), a report of the Audit Committee that complies with the SEC's regulations for such reports.

g) Review, or cause the Chairman of the Committee to review, with the financial management of the Corporation and the Corporation's independent accountants each Quarterly Report on Form 10-Q (or any successor report thereto under the rules and regulations of the U.S. Securities and Exchange Commission) (the "SEC") and all financial statements and related notes contained therein prior to their filing.

6.2      INDEPENDENT ACCOUNTANTS

a) Recommend to the Board the selection of the Corporation's independent accountants; consider the independence and effectiveness of such independent accountants, and approve the fees and other compensation to be paid to such independent accountants and the range and cost of audit and non-audit services performed by the independent accountants. On an annual basis, the Audit Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation, in order to determine such independent accountants' independence.

b) Review the performance of the Corporation's independent accountants and make recommendations to the Board regarding any appointment or termination of such independent accountants when circumstances warrant.

c) Periodically consult with the Corporation's independent accountants, out of the presence of the Corporation's management, about the Corporation's internal controls and the fullness and accuracy of the Corporation's financial statements.

6.3      FINANCIAL REPORTING PROCESS

a) In consultation with the Corporation's independent accountants and the Corporation's internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external; confer with the independent accountants and internal auditors concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries; review and approve the independent accountants' annual engagement letter; review and approve the Corporation's annual audit plans and budgets; direct the special attention of the auditors to specific matters or areas deemed by the Audit Committee or the auditors to be of special significance; and authorize the auditors to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

b) Consider the Corporation's independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles, standards and practices as applied in its financial reporting.

                                                            Attachment I - Cont.


c) Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles, standards and practices as suggested by the Corporation's independent accounts, management, or internal auditing department.

d) Consider, in consultation with the Corporation's independent accountants and the internal auditors, the audit scope and plan of the internal auditors and the independent accountants.

6.4      PROCESS IMPROVEMENT

a) Establish separate systems of reporting to the Audit Committee by the Corporation's management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

b) Following completion of the Corporation's annual audit, review separately with the Corporation's management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including (i) any restrictions on the scope of work or access to required information, and (ii) the nature and extent of any significant changes in accounting principles or the application therein.

c) Review any significant disagreement among the Corporation's management and its independent accountants or the internal auditing department in connection with the preparation of the Corporation's financial statements.

d) Review with the Corporation's independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion.

e) Review the appointment, replacement, reassignment, or dismissal of the members of the Corporation's internal auditing department.

f) Inquire of the Corporation's management, the internal auditors, and the independent accountants about significant risks or exposures and assess the steps that management has taken to minimize such risks to the Corporation.

g) Review with the Corporation's internal auditors and the independent accountants the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

                                                            Attachment I - Cont.


VII. CONSISTENCY WITH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OR BYLAWS

         To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws of the Corporation, the Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws, as appropriate, shall fully control.

VIII.    CERTIFICATION

         This Charter of the Audit Committee was duly approved and adopted by the Board of the Corporation on the 9th day of May, 2000.




                                                /s/ Monty J. Oliver
                                             ----------------------------------
                                             Monty J. Oliver
                                             Secretary

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                              LSB BANCSHARES, INC.
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Mark box at right if an address change has been noted on the              [ ]
reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:
                                                  -----------------------------
Please be sure to sign and date this Proxy.       Date
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----------Shareholder sign above-----------------Co-owner sign above-----------

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          The Board of Directors recommends a vote "FOR ALL NOMINEES".
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1. Election of Directors.                              For All   With-  For All
                                                       Nominees  hold   Except
(1) Michael S. Albert   (3) Walter A. Hill, Sr.          [ ]     [ ]      [ ]
(2) Peggy B. Barnhardt  (4) Robert B. Smith, Jr.

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list provided above. Your shares will be voted for the remaining nominee(s).

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           The Board of Directors recommends a vote "FOR" Proposal 2.
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                                                         For   Against  Abstain
2. Proposal to ratify the appointment of Turlington      [ ]     [ ]      [ ]
   and Company, L.L.P., Certified Public Accountants, for the year ending December 31, 2001.

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           The Board of Directors recommends a vote "FOR" Proposal 3.
-------------------------------------------------------------------------------

                                                        For    Against  Abstain
3. To approve an amendment to the LSB Bancshares, Inc.  [ ]      [ ]      [ ]
   1996 Omnibus Stock Incentive Plan.

4. In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the meeting or at any adjournment(s) thereof.

DETACH CARD                                                         DETACH CARD

                              LSB BANCSHARES, INC.

                 ONE LSB PLAZA, LEXINGTON, NORTH CAROLINA 27292

          This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Burr W. Sullivan and Robert F. Lowe, and each of them, as proxies (and if the undersigned is a proxy, as substitute proxies), with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of LSB BANCSHARES, INC. held of record by the undersigned at the close of business on March 5, 2001 at the Annual Meeting of Shareholders to be held on April 18, 2001 at 10:00 a.m., at the headquarters of LSB Bancshares, Inc., and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees for Director, for Proposal 2 and for Proposal 3.

If the shareholder is a participant in the Dividend Reinvestment and Stock Purchase Plan, the proxy card represents the number of shares in the dividend reinvestment account as well as shares owned of record directly by the shareholder.

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                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

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Please sign exactly as your name(s) appear(s) on the reverse. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.
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HAS YOUR ADDRESS CHANGED?

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